Exhibit 10.21

                   MORTGAGE INSURANCE STOP LOSS EXCESS OF LOSS
                     REINSURANCE AGREEMENT (the "Agreement")

                    FINAL PLACEMENT SLIP
                    --------------------

COMPANY:            Triad Guaranty Insurance Corporation, an
                    Illinois-domiciled insurance company.

LEAD
REINSURER:          Capital Mortgage Reinsurance Company.

TERM: Commencing on the Effective Date and continuous thereafter unless and until terminated in accordance with the "Termination" provisions below.

EFFECTIVE
DATE:               11:59 p.m. on December 31, 1999.

TERMINATION:        The  Agreement  may be  terminated  on a Run-Off Basis as of
                    11:59 p.m. on December 31, 2002 or any  subsequent  December
                    31 by either party upon not less than 90 days' prior written notice delivered by certified or registered mail. In the event of such a termination, such December 31 shall be the "Termination Date".

                    In the event the Risk-to-Capital Ratio for any calendar quarter exceeds 25-to-1 and the Combined Ratio for such calendar quarter exceeds 100%, the Reinsurer shall have the right to terminate the Agreement on a Run-Off Basis by notice to the Company delivered by certified or registered mail. In the event of such a termination, the end of such calendar quarter shall be the "Termination Date".

                    In the event the Company fails to make any payment of Reinsurance Premium due hereunder within 30 days of written notice from the Reinsurer that such amount is overdue, the Reinsurer shall have the right to terminate the Agreement on a Cut-Off Basis by notice to the Company delivered by certified or registered mail (unless the failure of the Company to pay Reinsurance Premium hereunder is due to the Reinsurer's failure to pay Covered Losses owing by the Reinsurer hereunder); provided, if the Company's failure to pay is the direct result of the insolvency of the Company, the Reinsurer shall instead have the right to terminate the Agreement on a Run-Off Basis. In the event of such a termination, the date of such notice shall be the "Termination Date".

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TRIAD GUARANTY INSURANCE CORPORATION                              EXCESS OF LOSS


TERMINATION:        In the event the parties enter into the Optional Reinsurance
(cont'd)            Agreement  and the  Company  fails  to make any  payment  of premium due under the Optional Reinsurance Agreement within 30 days of written notice from the Reinsurer that such amount is overdue, the Reinsurer shall have the right to terminate the Agreement on a Cut-Off Basis by notice to the Company delivered by certified or registered mail (unless the failure of the Company to pay premium under the Optional
                    Reinsurance Agreement is due to the Reinsurer's failure to pay losses owing by the Reinsurer under the Optional
                    Reinsurance Agreement); provided, if the Company's failure to pay is the direct result of the insolvency of the Company, the Reinsurer shall instead have the right to terminate the Agreement on a Run-Off Basis. In the event of such a termination, the date of such notice shall be the "Termination Date".

                    In the event the Company is merged into another entity or acquired by another entity such that the Company is not the surviving entity, the Reinsurer shall have the right to terminate this Agreement on either a Run-Off Basis or a Cut-Off Basis (at the election of the Reinsurer) by notice to the Company delivered by certified or registered mail within 90 days of the date of announcement of the completion of the merger or acquisition. In the event of such a termination, the date of completion of the merger or acquisition shall be the "Termination Date".

                    "Run-Off Basis" means that, subject to the terms and conditions hereof, the Reinsurer shall remain liable through the end of the Run-Off Period with respect to Covered Losses arising from Certificates issued prior to the Termination Date, and the Company shall remain obligated to pay Reinsurance Premium through the end of the Run-Off Period.

                    "Run-Off Period" means the 10-year period commencing as of 11:59 p.m. on the Termination Date.

                    "Cut-Off Basis" means that (i) the Reinsurer shall have no liability for Covered Losses paid by the Company after the Termination Date and (ii) the Company shall have no obligation to pay Reinsurance Premium for any period after the Termination Date.

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TRIAD GUARANTY INSURANCE CORPORATION                              EXCESS OF LOSS


COVERED
BUSINESS:           Certificates  issued by the  Company  prior to or during the
                    Term; provided that, with respect to Certificates issued prior to the Term, such Certificates are in force as of the Effective Date.

                    "Certificates" means the certificates issued by the Company pursuant to the terms and conditions specified in any Master Policy that extend the indicated coverage option to specified loans and renewals thereon.

                    "Master Policies" means the mortgage guaranty insurance policies issued by the Company to mortgage lenders setting forth the terms and conditions of the mortgage guaranty insurance provided by the Company.

TERRITORY:          USA, its territories and  possessions,  to follow the Master
                    Policies and Certificates included in the Covered Business.

LIMIT &
RETENTION:          Once the  aggregate  losses  payable  under the  First  Loss
                    Reinsurance equal $25 million, the Reinsurer shall be liable for subsequent Covered Losses paid by the Company in any calendar quarter during the Term and any Run-Off Period in which (i) the Risk-to-Capital Ratio exceeds 25-to-1 and (ii) the Combined Ratio exceeds 100%, subject to the Limit of Liability.

                    "First Loss Reinsurance" means the Mortgage Insurance Stop Loss Excess of Loss Reinsurance Agreement.

                    "Covered Losses" means losses and allocated loss adjustment expenses paid by the Company during the Term and any Run-Off Period in respect of the Covered Business less any salvage or recovery (including reinsurance recoveries other than the reinsurance provided hereby). (Covered Losses shall not include payments for extra-contractual obligations or losses in excess of policy limits.)

                    "Risk-to-Capital Ratio" means, with respect to any calendar quarter, (i) (A) the aggregate of the Coverage Percent multiplied by the Current Principal Amount as of the end of such calendar quarter of each mortgage loan insured under the Certificates included in the Covered Business less (B) risk ceded to reinsurers with respect to the Covered Business, divided by (ii) the Company's statutory surplus as regards policyholders as of such calendar quarter end plus the Company's contingency reserves as of such calendar quarter end (as such statutory surplus and contingency reserves are reported in the Company's statutory filings with the Illinois regulators).

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TRIAD GUARANTY INSURANCE CORPORATION                              EXCESS OF LOSS


LIMIT &
RETENTION:
(cont'd) "Coverage Percentage" means, with respect to a Certificate included in the Covered Business, the coverage percentage specified on the face of such Certificate.

                    "Current Principal Amount" means, with respect to a Certificate included in the Covered Business at any date, the latest reported principal amount at such date of the loan insured under such Certificate.

                    "Combined Ratio" means, with respect to any calendar quarter, the sum of (i) losses and allocated loss adjustment expense incurred in such calendar quarter divided by earned premium for such calendar quarter and (ii) other underwriting expenses incurred in such calendar quarter divided by written premium for such calendar quarter, as the same are reported in the Company's statutory filings with the Illinois regulators.

                    "Limit of Liability" means (i) from and including the Effective Date to and including December 31, 2000, the sum of the Initial Limit and each Additional Limit and (ii)after December 31, 2000, Covered Losses in an amount equal to $100 million; provided, however, in the event the Company fails to make any payment of Reinsurance Premium due hereunder as a direct result of the insolvency of the Company within 30 days of written notice from the Reinsurer that such amount is overdue, the Limit of Liability shall be reduced (but only for purposes of determining Covered Losses payable by the Reinsurer hereunder, and not for purposes of determining the Reinsurance Premium) by an amount equal to (i) the Reinsurance Premium payable hereunder during the Term and any Run-Off Period less (ii) the Reinsurance Premium actually paid hereunder.

                    "Initial Limit" means Covered Losses in an amount equal to $50 million.

STAND-BY LIMIT:     As of the  beginning of each calendar  quarter of 2000,  the
                    Company may increase the then-current  Limit of Liability by an amount up to $12.5  million  upon  written  notice to the
                    Reinsurer  delivered within 30 days of the beginning of such quarter  or,  with  respect  to the first  quarter  of 2000, within 60 days of the  beginning of such quarter (the amount
                    of  each  such   increase   is  referred  to  herein  as  an
                    "Additional Limit").

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TRIAD GUARANTY INSURANCE CORPORATION                              EXCESS OF LOSS


STAND-BY LIMIT
PREMIUM: A quarterly amount payable within 30 days of the beginning of each calendar quarter of 2000 as follows:

                    1st Quarter: $50,000
                    2nd Quarter: $37,500
                    3rd Quarter: $25,000
                    4th Quarter: $12,500

LOSS EXPENSE:       Included within the Limit of Liability.

REINSURANCE
PREMIUM: An annual amount equal to 2.1% of the Limit of Liability, payable quarterly within 30 days of the beginning of each calendar quarter during the Term and any Run-Off Period on the Limit of Liability in effect at the beginning of such quarter.

OPTIONAL
REINSURANCE
AGREEMENT:          If, with respect to any calendar  quarter during the Term or
                    the  Run-Off  Period,  the  Risk-to-Capital   Ratio  exceeds
                    23-to-1, then, upon notice by the Lead Reinsurer (which may be given at the Lead Reinsurer's sole discretion), the Company and the Reinsurer shall, within 30 days of such notice, enter into a Primary Mortgage Insurance Quota Share
                    Agreement substantially in the form of Appendix A attached hereto (the "Optional Reinsurance Agreement").

REINSURER
DOWNGRADE:          In the event of a Reinsurer  Downgrade by any Rating Agency, the Reinsurer shall, within 30 days of the occurrence of the
                    Reinsurer Downgrade,  (i) restore the Reinsurer's  financial strength  rating  by such  Rating  Agency  to at  least  the
                    Required  Rating,  (ii)  deliver  a  guarantee  in form  and
                    substance   satisfactory  to  the  Company  from  an  entity
                    satisfactory to the Company, guaranteeing the obligations of the Reinsurer hereunder, (iii) provide evidence, in form and substance satisfactory to the Company, that a third party reinsurer, acceptable to the Company, has agreed to assume or reinsure on a stand-by basis the obligations of the Reinsurer hereunder, (iv) deliver a letter of credit, in form and substance satisfactory to the Company, issued by a bank satisfactory to the Company, securing the obligations of the Reinsurer hereunder or (v) otherwise satisfy the Company as to the Reinsurer's claims paying ability.

                                Page 5 of 20
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TRIAD GUARANTY INSURANCE CORPORATION                              EXCESS OF LOSS


REINSURER
DOWNGRADE:
(cont'd)            "Reinsurer   Downgrade"  means  the  Reinsurer's   financial
                    strength rating by any Rating Agency is downgraded below the Required Rating.

                    "Required Rating" means, with respect to S&P, a financial strength rating of "AA-" and, with respect to any Other Rating Agency, the financial strength rating issued by such Other Rating Agency that is the equivalent of an S&P financial strength rating of "AA-"; provided, however, if any Rating Agency gives less credit to the Company for reinsurance provided by a "AA-" (or equivalent) rated reinsurer than it gives for reinsurance provided by a "AA" (or equivalent) rated reinsurer, Required Rating shall mean, with respect to such Rating Agency, a financial strength rating of "AA" or its equivalent.

                    "S&P" means Standard and Poor's Rating Group, a division of McGraw Hill, Inc.

                    "Other Rating Agencies" means any rating agencies, other than S&P, that, after the Effective Date, rate the financial strength of the Reinsurer.

                    "Rating Agencies" means S&P and the Other Rating Agencies.

OTHER
REINSURANCE:        Except as provided in the "Covenants"  section,  the Company has the right to purchase additional reinsurance.

REPORTS &
REMITTANCES:        Within 45 days after the end of each calendar  quarter,  the
                    Company will submit to the Reinsurer the following reports:

                    1. Risk in Force. Gross insurance in force for all risk, including gross risk outstanding and gross unearned premiums thereon, before any deduction for reinsurance hereunder.

                    2. Reinsured Loans in Default. The number of loans which have been reported in default, the total aggregate principal balance of such loans, the maximum potential risk for such loans in default, the reserve before any deduction for reinsurance therefor that the Company has established, and the Reinsurer's share of such reserve.

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TRIAD GUARANTY INSURANCE CORPORATION                              EXCESS OF LOSS


REPORTS &
REMITTANCES:
(cont'd)            3.   Claims  Received.  The number of loans for which claims
                         have been received (but not paid), the aggregate amount
                         of such claims,  the reserve  therefor that the Company
                         has established  before deduction for reinsurance,  the
                         Reinsurer's share of such reserve and, in the event the
                         First  Loss  Reinsurance   attaches,   the  information
                         specified in Appendix B.

                    3. Loan Level Detail. A computer readable tape in the standard "MICA" format detailing such Quarterly Cycle's lending.

                    4. Premiums. A summary of aggregate loan balances for which either an initial premium or renewal premium therefor was paid to the Company, the gross written premiums and unearned premium reserves.

                    5. Reinsurance Premiums. Reinsurance Premiums due from the Company.

                    6. Reinsurance Claims. Covered Losses and the amounts, if any, due from the Reinsurer.

                    The balance after offset due to a party by the other party with respect to any calendar quarter shall be paid (i) if to the Company, within 15 days following the receipt by the Reinsurer of the quarterly report delivered for such calendar quarter end (ii) if to the Reinsurer, within 45 days after the end of the calendar quarter and as an accompaniment to the quarterly report delivered for such calendar quarter.

EXCLUSIONS:         (i) Pool insurance (other than Co-Primary  Insurance),  (ii)
                    assumed reinsurance, (iii) business insured by the Company other than the Covered Business, (iv) bad faith, punitive damages or other extracontractual liability asserted against the Company, its officers, directors, employees or agents,
                    (v) any payment by the Company in excess of its contractual obligations under a Master Policy or Certificate, and (vi) unallocated office expenses of the Company and salaries of officials and employees of the Company.

                    "Co-Primary Insurance" means "modified" pool insurance issued by an insurer which covers loans with respect to which such insurer has issued a primary policy. Co-Primary Insurance has the following characteristics: (i) the coverage percentages are 16% for 95% LTV loans, 12% for 90% LTV loans and 6% for 85% LTV loans and (ii) it is available to pay up to an additional 60% over the primary coverage level up to a cumulative total of 1.75% of the original amount of insurance written.

                                Page 7 of 20
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TRIAD GUARANTY INSURANCE CORPORATION                              EXCESS OF LOSS


COVENANTS:          In the event the Company terminates,  modifies or amends the
                    First Loss Reinsurance, the Company will be liable for the First Loss Reinsurance limit of $25 million (unless and until it obtains other reinsurance to replace the First Loss
                    Reinsurance). In no event will the Reinsurer be liable for that $25 million under this Agreement.

                    The Company shall not purchase additional reinsurance on the Covered Business (other than excess of loss reinsurance which attaches above the reinsurance provided hereunder and other than reinsurance purchased in connection with any risk sharing captive arrangements) without the prior written consent of the Reinsurer, which consent shall not be unreasonably withheld.

                    The Company shall take all necessary actions to prudently manage the Covered Business and the Covered Losses.

                    Except as otherwise provided, the reinsurance will be subject to the terms, conditions, interpretations, waivers, modifications and alterations of the Certificates included in the Covered Business. The Agreement shall contain the following general terms.

                    Insolvency Clause
                    Arbitration Clause (final and binding; North Carolina) Entire Agreement/Amendments Clause
                    Taxes Clause
                    Access to Records (Company has right  to  approve/disapprove of third party representatives of the Reinsurer; provided the Company must act reasonably; provided further that, if the Company disapproves of a representative, the Company must provide the Reinsurer with the names of acceptable alternatives)
                    Loss Notices and Settlements Clause
                    Delays, Errors and Omissions Clause
                    Offset  Clause (both within the  Agreement  and between this
                      Agreement and the Optional Reinsurance Agreement)
                    Definitions Clause
                    Salvage and Subrogation Clause
                    Service of Suit Clause
                    Governing Law Clause (New York)
                    Currency (US Dollars) Clause
                    Confidentiality   Clause  (relating  to  loan  level  detail
                      provided in MICA format)
                    Aon Re Inc. Intermediary Clause

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TRIAD GUARANTY INSURANCE CORPORATION                              EXCESS OF LOSS



In accordance with your instruction we have placed reinsurance with the Reinsurer(s) listed hereon, subject to the terms and conditions hereinabove stated. We ask that you promptly advise us if the terms, conditions, or Reinsurer(s) vary in any respect from your instructions. Aon Re Inc. will not be responsible for the financial or other obligations of any Reinsurer(s). Should you desire financial information regarding the Reinsurer(s) listed hereon, please contact us and we will furnish it.

The Reinsurers' obligations under this Agreement are several and not joint and are limited solely to the extent of their individual participations. The
Reinsurers are not responsible for the participation of any co-scribing Reinsurer who for any reason does not satisfy all or part of its obligations.

REINSURED WITH                                    PERCENTAGE
--------------                                    ----------
DOMESTIC COMPANIES
------------------
Capital Mortgage Reinsurance Company               95.00%
Federal Insurance Company                           5.00%
                                                  -------
         Total Domestic Companies                 100.00%

         TOTAL ALL PARTICIPANTS                   100.00%

Assuming that you find everthing in order, please indicate your acceptance and approval by signing and returning this Final Placement Slip to Aon Re Inc.

ACCEPTED &
APPROVED:
         -----------------------------------------------------------------------

REFERENCE
NUMBER:                                           DATED:
        -----------------------------------------       ------------------------

(For processing purposes it is important that you provide your Company's reference number for this program.)


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TRIAD GUARANTY INSURANCE CORPORATION                              EXCESS OF LOSS


                                   APPENDIX A

                       FORM OF PRIMARY MORTGAGE INSURANCE
                        QUOTA SHARE REINSURANCE AGREEMENT

COMPANY: Triad Guaranty Insurance Corporation, an Illinois-domiciled insurance company.

REINSURER:          Capital Mortgage Reinsurance Company.

TERM: Commencing at 12:01 a.m. on the Effective Date and terminating on a Cut-Off Basis on the later of (i) the Termination Date (as such term is defined in the Excess of Loss Agreement) under the Excess of Loss Agreement and (ii) the last day of the Run-Off Period (as such term is defined in the Excess of Loss Agreement) under the Excess of Loss Agreement (such date, the "Q/S Termination Date"). "Cut-Off Basis" means that (i) the Reinsurer shall have no liability for Covered Losses paid by the Company after the Q/S
                    Termination Date and (ii) the Company shall have no obligation to pay Reinsurance Premium for any period after the Q/S Termination Date.

                    "Excess  of  Loss  Agreement"   means  the  Excess  of  Loss
                    Reinsurance Agreement dated as of January 21, 2000 entered into between the Company and the Reinsurer.

EFFECTIVE
DATE: The date of the notice delivered pursuant to the "Optional Reinsurance Agreement" provisions of the Excess of Loss Agreement.

REINSURANCE
TYPE:               Quota Share.

COVERED
BUSINESS:           Certificates issued during the Underwriting Year(s) that (i)
                    begin prior to the commencement of, or during,  the Term and
                    (ii) are  specified by the  Reinsurer  under the  "Selection
                    Option"   provisions;   provided   that,   with  respect  to
                    Certificates  issued during  Underwriting  Year(s) beginning prior to the commencement of the Term, such Certificates are in force as of the Effective Date; provided,  further,  that
                    Certificates   issued  during  any   Underwriting   Year  in
                    connection with the Loan Performance Guaranty program,  Loan
                    Performance Guaranty Plus program, LEAP program and any other risk sharing captive program and representing no more than 50% of the Original Principal Amount of Certificates issued during such Underwriting Year shall be excluded from Covered Business on a last in first out basis.

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TRIAD GUARANTY INSURANCE CORPORATION                              EXCESS OF LOSS


                                   APPENDIX A
                                    (cont'd)

COVERED
BUSINESS:
(cont'd) "Certificates" means the certificates issued by the Company pursuant to the terms and conditions specified in any Master Policy that extend the indicated coverage option to specified loans and renewals thereon.

                    "Master Policies" means the mortgage guaranty insurance policies issued by the Company to mortgage lenders setting forth the terms and conditions of the mortgage guaranty insurance provided by the Company.

                    "Underwriting Year" means January 1 through December 31, both dates inclusive, of any year.

                    "Original Principal Amount" means, with respect to a Certificate included in the Covered Business, the original principal amount advanced by the mortgage lender with respect to a loan insured under such Certificate.

TERRITORY:          USA, its territories and  possessions,  to follow the Master
                    Policies and Certificates included in the Covered Business.

COVERAGE:           For  each   Underwriting   Year  selected  pursuant  to  the
                    "Selection Option"  provisions,  the Reinsurer shall pay the
                    Underwriting  Year   Participation   with  respect  to  such
                    Underwriting Year of Covered Losses with respect to such Underwriting Year.

                    "Underwriting Year Participation" means, with respect to each separate Underwriting Year selected by the Reinsurer pursuant to the "Selection Option" provisions, the quota share percentage specified by the Reinsurer, subject to the "Maximum Share" and "Participation Limit" provisions. For the avoidance of doubt, the Underwriting Year Participation may be different for each Underwriting Year selected pursuant to the "Selection Option" provisions.

                    "Covered Losses" means, with respect to an Underwriting Year, losses and allocated loss adjustment expenses paid by the Company during any Applicable Period in respect of Certificates issued during such Underwriting Year, less any salvage or recovery (including reinsurance recoveries other than those pursuant to this Agreement). (Covered Losses shall not include payments for extra-contractual obligations or losses in excess of policy limits.)

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TRIAD GUARANTY INSURANCE CORPORATION                              EXCESS OF LOSS


                                   APPENDIX A
                                    (cont'd)

COVERAGE:
(cond't) "Applicable Period" means any calendar quarter during the Term in which the Risk-to-Capital-Ratio (determined without the benefit of this Agreement) exceeds 23-to-1.

                    "Risk-to-Capital Ratio" means, with respect to any calendar quarter, (i) (A) the aggregate of the Coverage Percent multiplied by the Current Principal Amount as of the end of such calendar quarter of each mortgage loan insured under the Certificates included in the Covered Business less (B) risk ceded to reinsurers with respect to the Covered Business, divided by (ii) the Company's statutory surplus as regards policyholders as of such calendar quarter end plus the Company's contingency reserves as of such calendar quarter end (as such statutory surplus and contingency reserves are reported in the Company's statutory filings with the Illinois regulators).

                    "Coverage Percentage" means, with respect to a Certificate included in the Covered Business, the coverage percentage specified on the face of such Certificate.

                    "Current Principal Amount" means, with respect to a Certificate included in the Covered Business at any date, the latest reported principal amount at such date of the loan insured under such Certificate.

SELECTION
OPTION: On each Selection Date, the Reinsurer shall be entitled to select any one or more Underwriting Year(s) to reinsure on the terms and conditions set forth herein by written notice to the Company. For the avoidance of doubt, each such selection shall be at the Reinsurer's sole option. The Company shall give the Reinsurer prompt written notice of each occurrence of a Ratio Deterioration Trigger.

                    "Selection Date" means any of the following dates:
                    (i)  a date no later than 45 days  following  the  Effective
                           Date; and
                    (ii) a date no later  than 45 days  following  notice to the
                           Reinsurer that a Ratio Deterioration Trigger has occurred.

                    "Ratio Deterioration Trigger" means that, subsequent to the payment by the Reinsurer of a Profit Commission hereunder, the Risk-to-Capital Ratio has exceeded 23-1.

TRIAD GUARANTY INSURANCE CORPORATION                              EXCESS OF LOSS


                                   APPENDIX A
                                    (cont'd)

MAXIMUM
SHARE: The Underwriting Year Participation shall not exceed 50% for any Underwriting Year selected by the Reinsurer pursuant to the "Selection Option" provisions.

PARTICIPATION
LIMIT: The Reinsurer's aggregate participation across all Underwriting Years selected pursuant to the "Selection Option" provisions shall be limited to an amount sufficient to reduce the Risk-to-Capital Ratio to, but not less than, 23-to-1. If the Reinsurer's aggregate participation across all Underwriting Years exceeds such limit, the Underwriting Year Participation for each Underwriting Year selected pursuant to the "Selection Option" provisions shall be reduced in accordance with the instructions of the Reinsurer so that the Reinsurer's aggregate participation across all Underwriting Years does not reduce the Risk-to-Capital ratio to less than 23-to-1.

LOSS EXPENSE:       Included within the Limit of Liability.

REINSURANCE
PREMIUM: The Company shall pay the Reinsurer for each Underwriting Year selected pursuant to the "Selection Option" provisions a pro-rata amount (equal to the Underwriting Year Participation) of the Company's gross primary premium on Covered Business for such Underwriting Year due to the Company during each Applicable Period. The Reinsurance Premium shall be paid quarterly in arrears.

CEDING
COMMISSION:         The Reinsurer shall allow a Ceding  Commission  equal to 20%
                    of the Reinsurance Premium.

PROFIT
COMMISSION:         On each Profit Commission Date, a Profit Commission shall be paid by the  Reinsurer  to the Company in an amount equal to
                    90%  of  the  Notional   Account   Balance  at  such  Profit
                    Commission Date, to the extent such balance is positive. The
                    Company shall give the Reinsurer prompt written notice of each occurrence of a Ratio Improvement Trigger.

                    "Profit Commission Date" means a date no later than 60 days following notice to the Reinsurer that a Ratio Improvement Trigger has occurred.

                    "Ratio Improvement Trigger" means that the Risk-to-Capital Ratio has become less than or equal to 23-to-1.

TRIAD GUARANTY INSURANCE CORPORATION                              EXCESS OF LOSS


                                   APPENDIX A
                                    (cont'd)

NOTIONAL
ACCOUNT: A Notional Account shall be calculated by the Company as described below as of the Effective Date and periodically (but no less than quarterly) throughout the Term (the date as of which any such calculation is made being referred to herein as a "Calculation Date"). On the Effective Date, the balance of the Notional Account (the "Notional Account
                    Balance") shall equal zero. On any Calculation Date thereafter, the balance of the Notional Account shall be equal to:

                    A.   the  Notional   Account   Balance  at  the  immediately
                         preceding Calculation Date (the "Preceding Calculation Date"), plus

                    B. interest credited or debited (as applicable) at the Applicable Rate on the average daily balance of the Notional Account during the period from but excluding the Preceding Calculation Date to and including the Calculation Date (such period being referred to herein as the "Calculation Period"), plus

                    C.   Reinsurance   Premium   paid   hereunder   during  such
                         Calculation Period, minus

                    D. Covered Losses paid hereunder during such Calculation Period, minus

                    E.   Ceding    Commission   paid   hereunder   during   such
                         Calculation Period, minus

                    F. 111% of the Profit Commission paid hereunder during such Calculation Period, minus

                    G. The excess of losses paid by the Reinsurer pursuant to the Excess of Loss Agreement during such Calculation Period over premium paid to the Reinsurer pursuant to the Excess of Loss Agreement during such Calculation Period.

                         For the purpose of calculating the interest referred to in subparagraph B above, interest shall be credited to or debited from the Notional Account on the last day of each calendar quarter, the Reinsurance Premium shall be credited to the Notional Account on the date actually received by the Reinsurer, as notified by the Reinsurer, Covered Losses paid hereunder shall be debited from the Notional Account on the date actually paid by the Reinsurer, Ceding Commission shall be debited from the Notional Account on the date Reinsurance Premium is credited to the Notional Account, Profit Commission shall be debited from the Notional Account on the date actually paid to the Company, and the excess amount calculated pursuant to subparagraph G above shall be debited from the Notional Account on the last day of the quarter in which such losses are paid.

TRIAD GUARANTY INSURANCE CORPORATION                              EXCESS OF LOSS


                                   APPENDIX A
                                    (cont'd)

NOTIONAL
ACCOUNT:
(cont'd) "Applicable Rate" means the three-month treasury rate, as published in the Wall Street Journal.

FUNDING OF
RESERVES:           To the extent  necessary  to provide the Company with credit in all applicable jurisdictions for the reinsurance provided hereunder,  the Reinsurer  will provide,  through the end of the Term,  a letter of  credit or trust  account  containing
                    provisions   acceptable   to  the  Company  and   applicable
                    regulatory  authorities,  in respect of unearned premium (if
                    any),  recoverables,   outstanding  loss  and  loss  expense
                    reserves and any contingency reserves required by applicable regulatory authorities.

REPORTS &
REMITTANCES:        Within 45 days after the end of each calendar  quarter,  the
                    Company will submit to the Reinsurer the following reports:

                    1. Risk in Force. Gross insurance in force for all risk, including gross risk outstanding and gross unearned premiums thereon, before any deduction for reinsurance hereunder.

                    2. Loans in Default. The number of loans which have been reported in default, a loan by loan listing of the loans which have been reported in default, the total aggregate principal balance of such loans, the origination date of such loans, the maximum potential risk for such loans in default, the reserve before any deduction for reinsurance therefor that the Company has established, and the Reinsurer's share of such reserve.

                    3. Claims Received. The number of loans for which claims have been received (but not paid), the aggregate amount of such claims, the reserve therefor that the Company has established before deduction for reinsurance, the Reinsurer's share of such reserve and the information specified in Schedule 1.

                    4. Loan Level Detail. A computer readable tape in the standard "MICA" format detailing such Quarterly Cycle's lending.

                    5. Premiums. A summary of aggregate loan balances for which either an initial premium or renewal premium therefor was paid to the Company, the gross written premiums and unearned premium reserves.

TRIAD GUARANTY INSURANCE CORPORATION                              EXCESS OF LOSS


                                   APPENDIX A
                                    (cont'd)

REPORTS &
REMITTANCES:
(cont'd)            6.   Reinsurance Premiums. Reinsurance Premiums due from the
                         Company.

                    7. Reinsurance Claims. Covered Losses and the amounts, if any, due from the Reinsurer.

                         The balance after offset due to a party by 8. the other party with respect to any calendar quarter shall be paid (i) if to the Company, within 15 days following the receipt by the Reinsurer of the quarterly report delivered for such calendar quarter end (ii) if to the Reinsurer, within 45 days after the end of the calendar quarter and as an accompaniment to the quarterly report delivered for such calendar quarter.

EXCLUSIONS:         (i) Pool insurance (other than Co-Primary  Insurance),  (ii)
                    assumed reinsurance, (iii) business insured by the Company other than the Covered Business, (iv) bad faith, punitive damages or other extracontractual liability asserted against the Company, its officers, directors, employees or agents,
                    (v) any payment by the Company in excess of its contractual obligations under a Master Policy or Certificate, and (vi) unallocated office expenses of the Company and salaries of officials and employees of the Company.

                    "Co-Primary Insurance" means "modified" pool insurance issued by an insurer which covers loans with respect to which such insurer has issued a primary policy. Co-Primary Insurance has the following characteristics: (i) the coverage percentages are 16% for 95% LTV loans, 12% for 90% LTV loans and 6% for 85% LTV loans and (ii) it is available to pay up to an additional 60% over the primary coverage level up to a cumulative total of 1.75% of the original amount of insurance written.

COVENANTS:          The Company  shall take all  necessary  actions to prudently manage the Covered Business and the Covered Losses.

TRIAD GUARANTY INSURANCE CORPORATION                              EXCESS OF LOSS


                                   APPENDIX A
                                    (cont'd)

OTHER
PROVISIONS:         Except  as  otherwise  provided,  the  reinsurance  will  be subject to the terms, conditions, interpretations, waivers, modifications and alterations of the Certificates included in the Covered Business. The definitive agreement shall contain the following general terms.

                    Insolvency Clause
                    Arbitration Clause (final and binding; North Carolina) Entire Agreement/Amendments Clause
                    Taxes Clause
                    Access to Records  (Company has right to  approve/disapprove of third party representatives of the Reinsurer; provided the Company must act reasonably; provided further that, if the Company disapproves of a representative, the Company must provide the Reinsurer with the names of acceptable alternatives)
                    Loss Notices and Settlements Clause
                    Delays, Errors and Omissions Clause
                    Offset  Clause (both within the  Agreement  and between this
                      Agreement and the Excess of Loss Agreement)
                    Definitions Clause
                    Salvage Clause
                    Service of Suit Clause
                    Governing Law Clause (New York)
                    Currency (US Dollars) Clause
                    Confidentiality   Clause  (relating  to  loan  level  detail
                      provided in MICA format)
                    Aon Re Inc. Intermediary Clause

TRIAD GUARANTY INSURANCE CORPORATION                              EXCESS OF LOSS


                                   APPENDIX A
                                    (cont'd)


You have already provided written authorization based on the terms set forth hereon. Please formalize your acceptance and approval by signing and returning 1 copy of this Placement Slip to Aon Re Inc.


REINSURER:
          ----------------------------------------------------------------------

THRU:
      --------------------------------------------------------------------------

SIGNED                                        REFERENCE
LINE:                                         NUMBER:
      ---------------------------------------           ------------------------

ACCEPTED &
APPROVED BY:                                    DATE:
            ------------------------------------     ---------------------------

(For processing purposes it is important that you provide your Company's reference number for this program.)

TRIAD GUARANTY INSURANCE CORPORATION                              EXCESS OF LOSS


                                   APPENDIX A
                                    (cont'd)

                                   SCHEDULE 1


DEFAULT AND CLAIM DATA

                    o    CERTIFICATE NUMBER
                    o    POLICY STATUS (Inforce, canceled, expired)
                    o    OUTSTANDING PRINCIPAL BALANCE (UPB)
                    o    DELINQUENCY FLAG
                    o    DATE LAST PAID INSTALLMENT
                    o    CURE DATE
                    o    FORECLOSURE FLAG
                    o    FORECLOSURE SALE DATE
                    o    CLAIM RECEIVED DATE
                    o    CLAIM SETTLEMENT AMOUNT
                    o    CLAIM SETTLEMENT DATE

REAL ESTATE OWNED (REO) DATA

                    o    INVENTORY FLAG
                    o    LIST PRICE
                    o    SALE PRICE
                    o    NET PROCEEDS OF SALE
                    o    SETTLEMENT DATE

The above information will be in standard MICA format and will append the original MICA database of insured loans.

TRIAD GUARANTY INSURANCE CORPORATION                              EXCESS OF LOSS


                                   APPENDIX B


DEFAULT AND CLAIM DATA

                    o    CERTIFICATE NUMBER
                    o    POLICY STATUS (Inforce, canceled, expired)
                    o    OUTSTANDING PRINCIPAL BALANCE (UPB)
                    o    DELINQUENCY FLAG
                    o    DATE LAST PAID INSTALLMENT
                    o    CURE DATE
                    o    FORECLOSURE FLAG
                    o    FORECLOSURE SALE DATE
                    o    CLAIM RECEIVED DATE
                    o    CLAIM SETTLEMENT AMOUNT
                    o    CLAIM SETTLEMENT DATE

REAL ESTATE OWNED (REO) DATA

                    o    INVENTORY FLAG
                    o    LIST PRICE
                    o    SALE PRICE
                    o    NET PROCEEDS OF SALE
                    o    SETTLEMENT DATE


The above information will be in standard MICA format and will append the original MICA database of insured loans.